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                                                                    EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Heritage Propane Partners, L.P. (the "Partnership") on Form 10-K for the year ended August 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, H. Michael Krimbill, Chief Executive Officer, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: November 26, 2003


                                          /s/ H. Michael Krimbill
                                          -----------------------
                                          H. Michael Krimbill
                                          President and Chief Executive Officer



*A signed original of this written statement required by 18 U.S.C. Section 1350 has been provided to and will be retained by Heritage Propane Partners, L.P.